UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 7, 2011
SITEL Worldwide Corporation
(Exact name of registrant as specified in its charter)

Delaware	333-172952	16-1556476
(State or other jurisdiction	(Commission file number)	(IRS employer identification
of incorporation)		number)

3102 West End Avenue
Two American Center, Suite 1000
Nashville, Tennessee 37203	37203
(Address of principal executive offices)	(Zip Code)
(615) 301-7100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreements.
On June 7, 2011, SITEL Worldwide Corporation (“Sitel”) entered into extension agreements (the “Revolver Extension Agreements”) pursuant to which it extended the maturity date for $21,250,000 of commitments on its U.S. revolver, $15,385,000 of which are drawn, and $10,000,000 of commitments on its U.K. revolver, $4,937,089 of which are drawn, to January 30, 2016.
The pricing of the extended portion of the U.S. revolver is based, at our option, on (a) LIBOR plus the applicable margin of 6.75% or (b) the higher of (i) the federal funds rate plus 0.5% or (ii) the banks’ prime rate, plus the applicable margin of 5.75%. The pricing of the extended portion of the U.K. revolver is based, at our option, on (a) LIBOR plus the applicable margin of 6.75% or (b) EURIBOR plus the applicable margin of 6.75%. The non-extended portions of the U.S. and U.K. revolver will maintain their original pricing.
On June 8, 2011, Sitel entered into an extension agreement (the “Term Extension Agreement”) pursuant to which it extended the maturity date for $9,934,891 of the U.S. term loan to January 30, 2017.
The pricing of the extended portion of the U.S. term loan is based, at our option, on (a) LIBOR plus the applicable margin of 6.75% or (b) the higher of (i) the federal funds rate plus 0.5% and (ii) the banks’ prime rate, plus the applicable margin of 5.75%. The non-extended portions of the U.S. term loan will maintain their original pricing.
A copy of the Revolver Extension Agreements and the Term Extension Agreement are attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K. The descriptions of the material terms of the Revolver Extension Agreements and the Term Extension Agreement are qualified in their entirety by reference to such exhibits.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant
The disclosures under Item 1.01 of this Current Report on Form 8-K are also responsive to Item 2.03 of this report and are incorporated by reference into this Item 2.03.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Extension Agreement, dated as of June 7, 2011, among SITEL, LLC, ClientLogic Holding Limited, SITEL CANADA CORPORATION (f/k/a ClientLogic Canada Corporation), the guarantors party thereto, the U.S. revolver lenders party thereto, and Goldman Sachs Credit Partners L.P., as administrative agent.

10.2	Extension Agreement, dated as of June 7, 2011, among SITEL, LLC, ClientLogic Holding Limited, SITEL CANADA CORPORATION (f/k/a ClientLogic Canada Corporation), the guarantors party thereto, the U.K. revolver lenders party thereto, and Goldman Sachs Credit Partners L.P., as administrative agent.

10.3	Extension Agreement, dated as of June 8, 2011, among SITEL, LLC, ClientLogic Holding Limited, SITEL CANADA CORPORATION (f/k/a ClientLogic Canada Corporation), the guarantors party thereto, the U.S. term loan lenders party thereto, and Goldman Sachs Credit Partners L.P., as administrative agent.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SITEL Worldwide Corporation (Registrant)
By:	/s/ David Beckman
	Name:	David Beckman
	Title:	Secretary

Date: June 10, 2011

Exhibit Number	Exhibit Description
10.1	Extension Agreement, dated as of June 7, 2011, among SITEL, LLC, ClientLogic Holding Limited, SITEL CANADA CORPORATION (f/k/a ClientLogic Canada Corporation), the guarantors party thereto, the U.S. revolver lenders party thereto, and Goldman Sachs Credit Partners L.P., as administrative agent.

10.2	Extension Agreement, dated as of June 7, 2011, among SITEL, LLC, ClientLogic Holding Limited, SITEL CANADA CORPORATION (f/k/a ClientLogic Canada Corporation), the guarantors party thereto, the U.K. revolver lenders party thereto, and Goldman Sachs Credit Partners L.P., as administrative agent.

10.3	Extension Agreement, dated as of June 8, 2011, among SITEL, LLC, ClientLogic Holding Limited, SITEL CANADA CORPORATION (f/k/a ClientLogic Canada Corporation), the guarantors party thereto, the U.S. term loan lenders party thereto, and Goldman Sachs Credit Partners L.P., as administrative agent.

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